EXHIBIT 4.12

          Amendment No. 3 dated as of September 22, 1998
to the Revolving Credit Facility dated as of April 4, 1997

          Reference is made to that certain One Hundred and Sixty Million Dollars ($160,000,000) Revolving Credit Facility, dated as of April 4, 1997, amended as of June IO, 1997, and as of November 6, 1997 (as amended the "Revolving Credit Facility"), among Trigen Energy Corporation (the "Borrower"), Societe Generale (the "Issuing Bank and Agent") and the Banks listed on the signature pages thereof. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Facility.

          The undersigned agree as follows,:

           1. The first sentence of Article 1, Section 1.01 of the Revolving Credit Facility is hereby amended to read as follows:

          "The Revolving Credit Facility available to the Borrower pursuant to this Agreement is One Hundred Sixty Million Seven Hundred Fifty Thousand Dollars ($160,750,000)."

          2. Annex A to the Revolving Credit Facility is hereby amended and is restated in its entirety by Annex A hereto.

          3. Article 1, Section 1.01(c) is hereby amended to read as follows:

          "(c) Extension of Facility Period. The initial Facility Period shall be four years, but may be extended by a total of two one-year extensions with the prior written consent of the Banks, the Agent and the Issuing Bank. Seventeen months before the end of a Facility Period, the Borrower may request that the Banks extend the Facility Period by one year. Such a request shall be in writing (and shall be irrevocable) and shall be delivered to Agent with such other documentation as the Agent may request. Each Bank, the Agent and the Issuing Bank each in its sole discretion may, but shall not be required to, grant such a one-year extension to the Facility Period. The Agent will notify the Borrower in writing fifteen mouths before the end of the Facility Period as to whether the one-year extension will be granted and to advise the Borrower of the new Termination Date and any other conditions to such extension, provided that in the absence of such a notice by the Agent, the extension request will be deemed denied."

          4. Article 1, Section 1.08 (e) is hereby amended to read as follows:

          "(e) Utilization Fee. If on any day the sum of the outstanding aggregate principal amount of:

          (i) the Loans, Unreimbursed Letters of Credit Obligations and the aggregate of all of Credit Amounts, and
(ii) the Loans, Unreimbursed Letters of Credit Obligations, and the aggregate of all Letter of Credit Amounts as definer under the 364-Day Revolving Credit Facility, exceeds $160,000,000, the Borrower shall pay to the Agent for the account of each Bank, a Utilization Fee. The Utilization Fee shall be paid quarterly in arrears on the last day of each calendar quarter and on the Repayment Date."

          5. The definition of "Termination Date" in Article 10, Section 10.01 is restated in its entirety as follows:

          "Termination Date" means: (a) the fourth anniversary of the Agreement Date; or (b) if the Facility Period has been extended pursuant to Section 1.01
(c) either the fifth or sixth anniversary of the Agreement Date, as contained in a notice from the Agent to the Borrower."

          6. The definition of "Utilization Fee" in Article 1O, Section 10.01 is amended and restated in its entirety as follows:

               "Utilization Fee" means the fee of .125% per annum of the aggregate daily amount of the Loans, Letter of Credit Amounts and Unreimbursed Letter of Credit Obligations as described in Section 1.08 (e)."

          7. Whenever and wherever in the Revolving Credit Facility the amount of the Facility is expressed to be One Hundred Twenty Five Million Dollars ($125,000,000), it shall henceforth be deemed to read as One Hundred Sixty Million Seven Hundred Fifty Thousand Dollars ($160,750,000).

          8. On the date hereof, the Borrower is executing and delivering Notes in favor of the Banks which express the principal amount of the Facility as One Hundred Sixty Million Seven Hundred Fifty Thousand Dollars ($160,750,000). In exchange, the issuing Bank and Agent shall cancel and return any Notes which express the principal amount of the Facility as being One Hundred Twenty Five Million Dollars (S125,000,000).

          9. Except as expressly amended herein (which Amendment shall be effective only in the specific instances and for the specific purposes provided herein) whenever the term "Revolving Credit Facility" or the term "Agreement" is used in the Agreement, and in the other Loan Documents or the term "Other Credit Facility" is used in the 364-Day Revolving Credit Facility, it shall be deemed to refer to and mean the Revolving Credit Facility, as amended by this Amendment and Amendments Nos. 1 and 2, and that the same may be subsequently amended or modified from time to time.

           10. This Amendment No. 3 may be executed in any number of counted, each of which shall be deemed to be an original with the same effect as if the signature thereto and hereto were upon the same instrument.

          11. This Amendment No. 3 and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles other than Section 5-1401 of the General Obligations Law).


          12 This Amendment No. 3 shall be effective on the date first above written.

          IN WITNESS WHEREOF the undersigned have executed this Amendment No. 3 as of this 22nd day of September, 1998.

                    TRIGEN ENERGY CORPORATION,
                    Company

                    By: /s/ Stephen T. Ward
                    Name:   Stephen T. Ward
                    Title:   Treasurer

                    SOCIETE GENERALE, NEW YORK BRANCH Issuing Bank and Agent

                    By:     /s/  Betty Burg
                    Name:    Betty Burg
                    Title:  Director

                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, Bank

                    By:  /s/ Albert Cola/G. Longuet Name:  Albert Cola/G.
                    Longuet
                    Title:Vice President/Vice President

                    UNITED MISSOURI BANK, N.A., Bank
                    By:  /s/  David A. Proffitt
                    Name:  David A. Proffitt
                    Title:  Senior Vice President

                    CREDIT LOCAL DE FRANCE,
                    Bank

                    By:/s/James R.Miller/Timothy Ononin Name:James R. Miller/Timothy Ononin

                    Title:Gen'l Mgr./Asst.VicePresident

                    MELLON BANK N.A,
                    Bank

                    By:  /s/ Peyton R. Latimer
                    Name:  Peyton R. Latimer

                    Title:   Senior Vice President

                    THE DAI-ICHI KANGYO BANK, LTD, Bank

                    By:  /s/ Andreas Panteli
                    Name:   Andreas Panteli
                    Title: Senior Vice President

                    NATEXIS BANQUE,
                    Bank

                    By:/s/Pieter J. vanTulder/John Rigo Name: Pieter J. vanTulder/John Rigo

                    Title: Vice Pres. And Mgr./AVP

                    CREDIT COMMERCIAL DE FRANCE,
                    Bank

                    By: /s/ J.J.Salomon/Janine M. Ayoub Name:
                     J.J.Salomon/Janine M. Ayoub
                    Title:  Senior VP/Asst. Treasurer

                                                            ANNEX A
Banks, Lending Offices                                      Percentage
and Notice Addresses                     Commitments        Interest
--------------------                     -----------        ----------

SOCIETY GENERALE, NEW YORK BRANCH       $33,437,500         20.801%

Domestic Lending Office:

          SOCIETE GENERALE, NEW YORK BRANCH
          1221 Avenue of the Americas
          New York, New York 10020

Eurodollar Lending Office:

          SOCIETE GENERALE, NEW YORK BRANCH
          1221 Avenue of the Americas
          New York, New York 10020

Information Address:

          SOCIETE GENERALE, NEW YORK BRANCH
          1221 Avenue of the Americas
          New York, New York 10020

          Fax No.:  (212) 278-7463 Tel No.:  (212) 278-6926
          Attention: Betty Burg
          Director, European Corporate Group

Notice:

          Attention: Mary Fawzi
                    Corporate Banking Officer
          Fax No.:  (212) 278-7463
          Tel No.:  (212) 278-6931

Notice concerning Letters of Credit:

Attention: Specialized Letters of Credit Services
          Fax No.:  (212) 278-7428
          Tel No.:  (212) 278-6921 Annex A


Wire Transfer Instructions:

          Societe Generale-New York
          ABA No. 026~004226
          Account No. 09031308
Reference: Trigen Energy Corporation

                                                       Annex A
Banks, Lending Offices                                 Percentage
and Notice Addresses                    Commitments    Interest
----------------------                  -----------    -----------

COMPAGNIE FINANCIERE DE CIC             $27,781,250    17.282%
ET DE L'UNION EUROPEENNE

Domestic Lending Office:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022

          Fax No.: 212-715-4535
          Tel No.: 212-715-4425

          Attention: Albert M. Calo

Eurodollar Lending Office:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022

          Fax No.: 212-715-4535
          Tel No.: 212-715-4425
          Attention: Albert M. Calo

Information Address:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022

          Fax No.: 212-715-4535

          Tel No.: 212-715-4425

          Attention: Albert M. Calo

                                                            Annex A
Banks, Lending Offices                                      Percentage
and Notice Addresses                    Commitments         Interest
----------------------                  -----------         ----------
UNITED MISSOURI BANK, N.A.              $7,812,500          4.860%

Domestic Lending Office:

          UNITED MISSOURI BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 60141

          Fax No.: 816-860-7143
          Tel No.: 816-860-7935

          Attention: David A. Proffitt

Eurodollar Lending Office:

          UNITED MISSOURI BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 60141

          Fax 240: 816-860-7143
          Tel No.: 816-860-7935
          Attention: David A. Proffitt

Information Address:

          UNITED MISSOURI BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 00141

          Fax No.: 816-860-7143
          Tel No.: 816-860-7935

          Attention: David A. Proffitt

                                                       Annex A
Banks, Lending Offices                                 Percentage
and Notice Addresses                    Commitments    Interest
----------------------                  -----------    ---------

CREDIT LOCAL DE FRANCE                  $18,750,000    11.664%

Domestic Lending Office:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-7522
          Tel No.: 212-753-2613 // 212-753-2763

          Attention: Ms. Aida Slabotzky

Eurodollar Lending Office:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-7522
          Tel No.: 212-753-2613 // 212-7S3-2763

          Attention: Ms. Aida Slabotzky

Information Address:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-5522
          Tel No.: 212-753-2763 // 212-753-3546

          Attention: Ms. Mary Popover

                                                       Annex A

Banks, Lending Offices                                 Percentage
And Notice Addresses                    Commitments    Interest
----------------------                  -----------    ----------

MELLON BANK, N.A.                       $10,156,250    6.318%

Domestic Lending Once:

          MELLON BANK, N.A.
          65 East 55th Street
          New York, New York 10022

          Fax No.: 412-236-2027
          Tel No.: 412-234-3699

          Attention: Ms. Pinkey Holiday

Eurodo11ar Deciding Office:

          MELLON BANK, N.A.
          65 East 55th Street
          New York, New York 10022

          Fax No.: 412-236-2027
          Tel No.: 412-234-3699

          Attention: Ms. Pinkey Holiday

Information Address:

          MELLON BANIC, N.A.
          65 East 55th Strew
          New York, New York 10022

          Fax No.: 212-702-5269
          Tel No.: 212-702-5258

          Attention: Ms. Arlene Pedovitch

                                                            Annex A
Banks, Lendlug Offices                                      Percentage
and Notice Addresses                    Commitments         interest
----------------------                  -----------         -----------

THE DAI-ICHI KANGYO BANK, LTD.          $7,812,500           4.860%

Domestic Lending Office:

          THE DAI-ICHI KANGYO BANK, LTD.
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Tel No.: 21Z-432-8436

          Attention: Mr. Paul Colatrella

Eurodollar Lending Office

          THE DAI-ICHI KANGYO BANK, BANK
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Tel No.: 212-432-8436

          Attention: Mr. Paul Colatrella

Information Address:

          THE DAI-ICHI KANGYO BANK, LTD.
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Tel No.: 212-432-8436
          Attention: Mr. Paul Colatrella

                                                            Annex A
Banks, Lending Offices                                      Percentage
and Notice Addresses                    Commitments         Interest
----------------------                  -----------         ----------

NATEXIS BANQUE                          $24,750,000         15.397%

Domestic Lending Office:

          NATEXIS BANQUE
          645 Fifth Avenue
          New York, New York 10022

          Fax No.: 212-872-5045
          Tel No,.: 212-872-5119

          Attention: Mr. John Rigo

Eurodollar Lending Office:

          NATEXIS BANQUE:
          645 Fifth Avenue
          New York, lvew York 10022

          Fax No.: 212-872-5045
          Tel NO.: 212-872-5119

          Attention: Mr. John Rigo

Information Address:

          NATEXIS BANQUE
          645 Fifth Avenue
          New York, New York 10022

          Fax No.: 212-872-5045
          Tel No.: 212-872-5119

          Attention: Mr. John Rigo

                                                                 Annex A Banks,
Lending Offices                                                  Percentage
and Notice Addresses                    Commitments              Interest
----------------------                  -----------              ----------

CREDIT COMMERCIAL DE FRANCE             $30,250,000              18.818%

Domestic Lending Office:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Tel No.: 212-848-0554

          Attention: Ms. Janine Ayoub

Eurodollar Lending Office:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Tel No.: 212-848-0554

          Attention: Ms. Janine Ayoub

Information Address:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Tel No.: 212-848-0554

          Attention: Ms. Janine Ayoub